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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


  Date of Report (Date of Earliest Event Reported) April 21, 2003
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                             Twin Disc, Incorporated
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             (exact name of registrant as specified in its charter)



                WISCONSIN                             39-0667110
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     (State or other jurisdiction of       (IRS Employer Identification No.)
      incorporation or organization)



1328 Racine Street               Racine, Wisconsin 53403
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(Address of principal executive offices)


Registrant's telephone number, including area code:    (262)638-4000
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Item 7  Financial Statements and Exhibits.

(c) Exhibits.

Exhibit 99.1 Press Release dated April 21, 2003.

Item 9.  Regulation FD Disclosure and

Item 12. Results of Operation and Financial Condition

Twin Disc, Inc. has reported its 3rd quarter 2003 financial results. The Company's press release dated April 21, 2003 announcing the results is attached hereto as Exhibit 99.1 and is incorporated herein in its entirety by reference.

The information in this Current Report is being furnished pursuant to Items 9 and 12 of Form 8-K and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and Section 11 of the Securities Act of 1933, as amended, or otherwise subject to the liabilities of those sections. The Current Report will not be deemed an admission by the Company as to the materiality of any information in this report that is required to be disclosed solely by Items 9 or 12. The Company does not undertake a duty to update the information in this Current Report and cautions that the information included in this Current Report is current only as of April 21, 2003, and may change thereafter.
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                                    SIGNATURE

     Pursuant to the requirements of section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                          Twin Disc, Inc.

                                          /s/ Fred H. Timm
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                                          Fred H. Timm
                                          Chief Accounting Officer